UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2010
HMS Holdings Corp.
(Exact name of registrant as specified in its charter)

New York	0-50194	11-3656261

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Park Avenue South, New York, New York	10016

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 725-7965
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On July 30, 2010, HMS Holdings Corp. (the “Registrant”) issued a press release announcing its financial results for the quarter ended June 30, 2010 (the “Q2 2010 Results”). A copy of the press release is furnished as Exhibit 99.1 hereto. The slide presentation to be presented on the conference call to discuss the Registrant’s Q2 2010 Results is furnished as Exhibit 99.2 hereto.
The information (including Exhibits 99.1 and 99.2) in this report is “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
The Registrant is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated July 30, 2010

99.2	Slide presentation from July 30, 2010 earnings conference call

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 30, 2010

HMS HOLDINGS CORP.
By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 30, 2010

99.2	Slide presentation from July 30, 2010 earnings conference call